                                                                    EXHIBIT 99.2


ISS GROUP, INC. ACQUISITION OF MARCH INFORMATION SYSTEMS
UNAUDITED PRO FORMA FINANCIAL DATA

On October 6, 1998, the Company acquired privately held March Information Systems Limited ("March Systems"), a United Kingdom-based developer of Windows NT and Unix-based security assessment technologies. Under the terms of the agreement, ISS Group, Inc. ("ISS" or "Company") acquired all of the outstanding stock of March Systems in exchange for $4.75 million in cash and 120,000 shares of the Company's common stock. The transaction has been accounted for using the purchase method of accounting and the results of March Systems will be included in future results of the Company from October 6, 1998, the closing date of the transaction.

The Unaudited Pro Forma Consolidated Statement of Operations set forth below for the year ended December 31, 1997 gives effect to the acquisition as if it occurred on January 1, 1997. It has been derived from the Company's historical consolidated statement of operations for the year ended December 31, 1997 and from the March Systems statement of operations for its fiscal year ended March 31, 1998.

The Unaudited Pro Forma Consolidated Statement of Operations set forth below for the nine months ended September 30, 1998 gives effect to the acquisition as if it occurred on January 1, 1997. It has been derived from the Company's unaudited historical consolidated statement of operations for the nine months ended September 30, 1998 and from the March Systems unaudited consolidated statement of operations for the same nine-month period. In order to provide interim unaudited financial results covering nine months, the historical operating results of March Systems for the three month period ended March 31, 1998 are included in both the 1997 annual and 1998 interim pro forma consolidated statements of operations presented below.

The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1998 has been derived from the unaudited interim balance sheets of each entity at such date, assuming the acquisition occurred at such date. The Pro Forma Consolidated Financial Statements do not purport to be indicative of the results of operations or financial position which would have actually been reported if the acquisition had been consummated on the date indicated, or which may be reported in the future.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               September 30, 1998


                                                                                 MARCH
                                                                              INFORMATION       PRO FORMA               ISS GROUP,
                                                         ISS GROUP,             SYSTEMS        ACQUISITION                 INC.
                                                            INC.                LIMITED        ADJUSTMENTS              PRO FORMA
                                                        ------------          -----------      ------------           -------------
Current assets:
     Cash and cash equivalents                          $ 60,558,000            $ 39,000       $ (4,750,000)(1)        $ 55,847,000
     Accounts receivable, net                              7,334,000             522,000                                  7,856,000
     Other current assets                                    677,000              76,000                                    753,000
                                                        ------------            --------       ------------            ------------
          Total current assets                            68,569,000             637,000         (4,750,000)             64,456,000

Property and equipment:
     Computer equipment                                    3,442,000             244,000           (177,000)(2)           3,509,000
     Office furniture and equipment                          854,000              39,000            (32,000)(2)             861,000
     Leasehold improvements                                  249,000             243,000           (183,000)(2)             309,000
                                                        ------------            --------       ------------            ------------
                                                           4,545,000             526,000           (392,000)              4,679,000
     less accumulated depreciation                         1,205,000             392,000           (392,000)(2)           1,205,000
                                                        ------------            --------       ------------            ------------
                                                           3,340,000             134,000                                  3,474,000

Intangible assets, including goodwill                                                             6,790,000 (2)           6,790,000

Other assets                                                 117,000              13,000                                    130,000
                                                        ------------            --------       ------------            ------------
          Total assets                                  $ 72,026,000            $784,000       $  2,040,000            $ 74,850,000
                                                        ============            ========       ============            ============


Current liabilities:
     Accounts payable                                    $ 1,569,000            $ 44,000       $                        $ 1,613,000
     Accrued expenses                                      2,668,000             195,000            265,000  (1)          3,128,000
     Deferred revenues                                     4,904,000             111,000                                  5,015,000
     Current portion of long term debt                                            21,000                                     21,000
                                                        ------------            --------       ------------            ------------
          Total current liabilities                        9,141,000             371,000            265,000               9,777,000

Non-current liabilities                                      133,000              13,000                                    146,000

Stockholders' equity:
     Common stock                                             17,000              10,000                    (1)              17,000
                                                                                                    (10,000)(2)
     Additional paid-in capital                           72,107,000               5,000          2,880,000 (1)          74,987,000
                                                                                                     (5,000)(2)
     Deferred compensation                                  (842,000)                                                      (842,000)
     Cumulative adjustment for
     currency revaluation                                    (36,000)             40,000            (40,000)(2)             (36,000)
     (Accumulated deficit) retained earnings              (8,494,000)            345,000           (345,000)(2)          (9,199,000)
                                                                                                   (705,000)(2)
                                                        ------------            --------       ------------            ------------
          Total stockholders' equity                      62,752,000             400,000          1,775,000              64,927,000
                                                        ------------            --------       ------------            ------------
          Total liabilities and stockholders' equity    $ 72,026,000            $784,000       $  2,040,000            $ 74,850,000
                                                        ============            ========       ============            ============



See accompanying notes to unaudited pro forma consolidated financial statements for explanation of pro forma acquisition adjustments.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          Year Ended December 31, 1997

                                                                        MARCH
                                                                      INFORMATION                              ISS GROUP
                                                 ISS GROUP              SYSTEMS                                YEAR ENDED
                                                YEAR ENDED              LIMITED          PRO FORMA             DECEMBER 31,
                                                DECEMBER 31,           YEAR ENDED       ACQUISITION               1997
                                                    1997             MARCH 31, 1998     ADJUSTMENTS             PRO FORMA
                                                ------------         --------------     -----------           -------------
Revenues:
      Licenses                                  $ 10,936,000           $  691,000                $ -           $ 11,627,000
      Subscriptions                                2,462,000              131,000                                 2,593,000
      Professional services                           69,000            1,224,000                                 1,293,000
                                                ------------           ----------        -----------            -----------
                                                  13,467,000            2,046,000                                15,513,000

Costs and expenses:
      Cost of revenues                               676,000              979,000                                 1,655,000
      Research and development                     3,434,000              698,000                                 4,132,000
      Sales and marketing                         11,731,000              214,000                                11,945,000
      Amortization                                                                           809,000 (4)            809,000
      General and administrative                   1,773,000              100,000                                 1,873,000
                                                ------------           ----------        -----------            -----------
                                                  17,614,000            1,991,000            809,000             20,414,000
                                                ------------           ----------        -----------            -----------
Operating income (loss)                           (4,147,000)              55,000           (809,000)            (4,901,000)
Interest income (expense), net                       228,000               (9,000)          (243,000)(3)            (24,000)
                                                ------------           ----------        -----------            -----------
Income (loss) before income taxes                 (3,919,000)              46,000         (1,052,000)            (4,925,000)
Income taxes                                                               21,000                                    21,000
                                                ------------           ----------        -----------            -----------
Net income (loss)                               $ (3,919,000)          $   25,000        $(1,052,000)           $(4,946,000)
                                                ============           ==========        ===========            ===========
Basic and diluted net loss per share
of Common Stock                                 $      (0.50)                                                   $     (0.62)
                                                ============                                                    ===========
Weighted average number of shares
used in calculating basic and diluted
net loss per share of Common Stock                 7,907,000                                 120,000 (1)          8,027,000
                                                ============                             ===========            ===========
Unaudited pro forma net loss per share
of Common Stock (see note 5)                    $      (0.29)                                                   $     (0.36)
                                                ============                                                    ===========
Unaudited weighted average number of
shares used in calculating pro forma
net loss per share of Common Stock
(see note 5)                                      13,644,000                                 120,000 (1)         13,764,000
                                                ============                             ===========            ===========

See accompanying notes to unaudited pro forma consolidated financial statements for explanation of pro forma acquisition adjustments.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      Nine Months ended September 30, 1998


                                                                          MARCH
                                                                        INFORMATION         PRO FORMA
                                                                          SYSTEMS           ACQUISITION         ISS GROUP
                                                       ISS GROUP          LIMITED           ADJUSTMENTS         PRO FORMA
                                                     ------------       -----------         -----------        ------------
Revenues:
      Licenses                                       $ 17,030,000       $ 1,029,000         $       -          $ 18,059,000
      Subscriptions                                     4,808,000           109,000                               4,917,000
      Professional services                               996,000           668,000                               1,664,000
                                                     ------------       -----------         ---------          ------------
                                                       22,834,000         1,806,000                              24,640,000
                                                                                  -
Costs and expenses:                                                               -
      Cost of revenues                                  2,964,000           584,000                               3,548,000
      Research and development                          6,009,000           387,000                               6,396,000
      Sales and marketing                              15,711,000           585,000                              16,296,000
      Amortization                                                                -           607,000 (4)           607,000
      General and administrative                        3,127,000            75,000                               3,202,000
                                                     ------------       -----------         ---------          ------------
                                                       27,811,000         1,631,000           607,000            30,049,000
                                                     ------------       -----------         ---------          ------------
Operating income (loss)                                (4,977,000)          175,000          (607,000)           (5,409,000)
Interest income (expense), net                          1,672,000           (31,000)         (196,000)(3)         1,445,000
                                                     ------------       -----------         ---------          ------------
Income (loss) before income taxes                      (3,305,000)          144,000          (803,000)           (3,964,000)
Income taxes                                                                 67,000                                  67,000
                                                     ------------       -----------         ---------          ------------
Net income (loss)                                    $ (3,305,000)      $    77,000         $(803,000)         $ (4,031,000)
                                                     ============       ===========         =========          ============
Basic and diluted net loss per share
of Common Stock                                      $      (0.23)                                             $      (0.28)
                                                     ============                                              ============
Weighted average number of shares
used in calculating basic and diluted
net loss per share of Common Stock                     14,162,000                             120,000 (1)        14,282,000
                                                     ============                           =========          ============
Unaudited pro forma net loss per share
of Common Stock (see note 5)                         $      (0.21)                                             $      (0.25)
                                                     ============                                              ============
Unaudited weighted average number of
shares used in calculating pro forma
net loss per share of Common Stock
(see note 5)                                           15,904,000                             120,000 (1)        16,024,000
                                                     ============                           =========          ============

See accompanying notes to unaudited pro forma consolidated financial statements for explanation of pro forma acquisition adjustments.

ISS GROUP, INC. ACQUISITION OF MARCH INFORMATION SYSTEMS
NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

(1) Acquisition Consideration

The outstanding stock of March Information Systems Limited ("March Systems") was acquired by ISS Group, Inc. ("ISS" or the "Company") in exchange for $4,750,000 in cash and 120,000 shares of ISS common stock. The ISS shares were valued at the closing price of ISS common stock on October 6, 1998 of $24 per share, as quoted on the NASDAQ National Market System. In addition, there were transaction costs of approximately $265,000 in connection with the transaction, principally for legal and accounting professional services and stock transfer taxes.

(2) Allocation of Purchase Price

The purchase price was allocated first to tangible net assets, then to identified intangible assets with any remaining unallocated purchase price attributed to goodwill. The fair value of tangible assets approximated their historical book values at September 30, 1998. The following intangible assets were identified:

         Professional work force                              $   215,000
         Core technology software                               3,099,000
         Developed software                                       380,000
         In process research and development software             705,000
         Goodwill                                               3,096,000

The value assigned to in-process research and development software, in accordance with generally accepted accounting principles, was written off at the time of the acquisition and is reflected in the pro forma balance sheet adjustments as a pro forma reduction of stockholders' equity. In accordance Regulation S-X of the Securities and Exchange Commission, this write off is not reflected as an adjustment in the pro forma consolidated statements of operations as it represents a nonrecurring charge directly attributable to the transaction.

(3) Interest Income

In connection with the payment of $5,015,000 in cash in conjunction with the acquisition, including transaction costs, interest income was reduced for the year ended December 31, 1997 and the nine months ended September 30, 1998 using the interest rate earned on such funds of 4.85% and 5.2%, respectively.

(4) Amortization of Intangible Assets and Goodwill

The amortization of intangible assets and goodwill is reflected in the pro forma consolidated statement of operations using the following estimated lives:

         Professional work force                      6 years
         Core technology software                     8 years
         Developed software                           5 years
         Goodwill                                    10 years

ISS GROUP, INC. ACQUISITION OF MARCH INFORMATION SYSTEMS
NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

(5) Pro Forma Loss Per Share

The Pro Forma basic and diluted historical net loss per share use the historical amounts for ISS Group, Inc adjusted by the impact of the March Systems acquisition. This impact includes March Systems historical net income for the periods, the impact of purchase accounting adjustments and the shares of Common Stock issued in connection with the acquisition.

Additionally, these pro forma consolidated statements of operation reflect adjustments to the pro forma net loss per share amounts reflected in the ISS historical consolidated statements of operations. The per share amounts were computed for the historical ISS statements by dividing its net losses by the number of shares of common Stock outstanding plus the conversion of the 3,650,000 shares of Series A and 2,087,000 shares of Series B Redeemable, Convertible Preferred Stock into 5,737,000 share of Common Stock which occurred upon consummation of the Company's initial public offering in March 1998. These pro forma financial statements adjust such net loss and weighted average share amounts for March Systems historical net income for the periods, the impact of purchase accounting adjustments and the shares of Common Stock issued in connection with the acquisition.